RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2018
Related Party [Abstract]
Schedule of Company's key personnel remuneration
The Company’s key personnel include all members of the Board of Directors and five members of senior management in 2018, 2017 and 2016. Key personnel remuneration includes the following expenses for each of the years in the three-year period ended December 31, 2018:

	2018	2017	2016
	$	$	$
Short-term benefits including employee salaries and bonuses and director retainer and committee fees	4,591	4,099	4,842
Post-employment and other long-term benefits	289	295	305
Share-based compensation expense (1)	1,016	1,619	5,195
Total remuneration	5,896	6,013	10,342

(1)	The table above does not include amounts recognized in deficit for share-based compensation arising as a result of the amendments to the DSU and PSU plans.